UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BANDWIDTH INC.

(Name of Registrant as Specified In Its Charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Bandwidth Inc.

Annual Meeting of Stockholders

Thursday, May 29, 2025 9:30 AM, Eastern Time

Annual Meeting to be held virtually via the internet - please visit www.proxydocs.com/BAND for more details.

To attend the meeting virtually you must pre-register before 9:30 a.m. Eastern Time on Wednesday, May 28, 2025 at www.proxydocs.com/BAND

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/BAND

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 19, 2025.

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K

Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting To Be Held on May 29, 2025 For Stockholders of record as of April 2, 2025

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/BAND

Call:

1-866-648-8133

Email:

paper@investorelections.com

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material

Have the 12 digit control number located in the box above available when you access the website and follow the instructions. has context menu
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Bandwidth Inc. Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

 FOR ON PROPOSALS 1, 2, 3 AND 4

PROPOSAL

1.	To elect two Class II directors to serve until the 2028 annual meeting of stockholders and until their successors are duly elected and qualified;

1.01 John C. Murdock

1.02 Douglas A. Suriano

2.	To approve the Company’s Third Amended and Restated 2017 Incentive Award Plan;

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2025;

4.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement;

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.